                                                                      EXHIBIT 24


                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, Lawrence J. McCabe and Paul F. Renne, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1997, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney has been signed below as of the 9th day of July, 1997 by the following persons in the capacities indicated.

     Signature                              Title
     ---------                              -----



/s/ Anthony J. F. O'Reilly          Chairman of the Board and Chief
--------------------------          Executive Officer and Director (Principal
Anthony J. F. O'Reilly              Executive Officer)




/s/ Paul F. Renne                   Executive Vice President and Chief
-----------------                   Financial Officer and Director (Principal
Paul F. Renne                       Financial Officer)




/s/ Lawrence J. McCabe              Senior Vice President - General Counsel
----------------------              and Director
Lawrence J. McCabe
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/s/ William P. Snyder III           Director
-------------------------
William P. Snyder III



/s/ Joseph J. Bogdanovich           Director
-------------------------
Joseph J. Bogdanovich



/s/ Herman J. Schmidt               Director
---------------------
Herman J. Schmidt



/s/ Albert Lippert                  Director
------------------
Albert Lippert



/s/ Eleanor B. Sheldon              Director
----------------------
Eleanor B. Sheldon



/s/ Richard M. Cyert                Director
--------------------
Richard M. Cyert



/s/ Samuel C. Johnson               Director
---------------------
Samuel C. Johnson



/s/ Donald R. Keough                Director
--------------------
Donald R. Keough



/s/ S. Donald Wiley                 Director
-------------------
S. Donald Wiley
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/s/ David R. Williams               Director
---------------------
David R. Williams



/s/ Luigi Ribolla                   Director
-----------------
Luigi Ribolla



/s/ Nicholas F. Brady               Director
---------------------
Nicholas F. Brady



/s/ William R. Johnson              Director
----------------------
William R. Johnson



/s/ William C. Springer             Director
-----------------------
William C. Springer



/s/ Edith E. Holiday                Director
--------------------
Edith E. Holiday



/s/ Thomas S. Foley                 Director
-------------------
Thomas S. Foley



/s/ Edward J. McMenamin             Vice President - Corporate Controller
-----------------------             (Principal Accounting Officer)
Edward J. McMenamin